UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2024 (July 15, 2024)

MOUNTAIN & CO. I ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41021	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807	19807
(Address of principal executive offices)	(Zip Code)

+1 302 273-0765
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	MCAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MCAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MCAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 27, 2024, Mountain & Co. I Acquisition Corp. (“MCAA”) notified Nasdaq that, as a result of the resignation of Miles Gilburne from MCAA’s Board of Directors (the “Board”), MCAA was no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires MCAA’s Audit Committee to be composed of at least three independent directors, and Nasdaq Listing Rule 5605(b)(1), which requires a majority of the Board to be comprised of Independent Directors.  On July 15, 2024, MCAA received a notice from the Listing Qualifications Department of Nasdaq stating that consistent with Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4), MCAA is entitled to a cure period in order to regain compliance as described in MCAA’s Form 8-K, filed with the Securities and Exchange Commission on July 2, 2024.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Form 8-K are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For example, there can be no assurance that MCAA will regain compliance with Nasdaq Listing Rule 5605(c)(4)(B) and 5605(b)(1)(A) or otherwise meet Nasdaq compliance standards. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by MCAA and its management, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to the risks and uncertainties set forth under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in MCAA’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2024, as such factors may be updated from time to time in MCAA’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made and MCAA does not undertake any duty to update these forward-looking statements, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2024	MOUNTAIN & CO. I ACQUISITION CORP.

	By:	/s/ Alexander Hornung
	Name:	Alexander Hornung
	Title:	Chief Financial Officer